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                                                                   EXHIBIT 10.12

                        GUARANTY AND SURETYSHIP AGREEMENT

         THIS GUARANTY AND SURETYSHIP AGREEMENT (this "Guaranty"), made and entered into effective as of the 3rd day of June, 2004, by SUPERIOR WELL SERVICES, LTD., a Pennsylvania limited partnership ("Guarantor") for the benefit of CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state chartered bank (the "Lender").

                                   WITNESSETH:

         WHEREAS, Bradford Resources, Ltd., a Pennsylvania limited partnership (the "Borrower") has requested the Lender to enter into a certain Credit Agreement of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") pursuant to which, among other things, the Lender has agreed to make a standby term loan available to the Borrower in the principal amount of $10,000,000 (the "Standby Term Loan"), such loan to be evidenced by a Standby Term Loan Note of even date herewith in the principal amount $10,000,000 issued by the Borrower to the Lender (the "Standby Term Loan Note"), together with interest on the Standby Term Loan at the rates provided for in the Credit Agreement and payable in the manner and at the times therein set forth; and

         WHEREAS, the proceeds of the Standby Term Loan will be utilized by the Borrower to acquire equipment which in turn will be leased to the Guarantor, and as such, Guarantor will derive direct and indirect benefit from the financial accommodations to be provided to the Borrower under the Credit Agreement; and

         WHEREAS, the Lender is not willing to enter into the Credit Agreement unless and until Guarantor executes and delivers this Guaranty, and Guarantor acknowledges and understands that this Guaranty is a material inducement for the Lender's agreement to make the Standby Term Loan available to the Borrower.

         NOW THEREFORE, for and in consideration of the foregoing premises and in order to induce the Lender to enter into the Credit Agreement and make Standby Term Loan to the Borrower thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor covenants and hereby agrees as follows:

         1. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to such terms in the Credit Agreement. In addition, the following terms shall have the following meanings:


         "Bankruptcy Code" means the federal Bankruptcy Code, 11 U.S.C. Section 101 et. seq., as amended.

         "Guaranteed Obligations" means all indebtedness and obligations of the Borrower to the Lender, now existing or hereafter incurred or arising under the Credit Agreement, the Standby Term Loan Note and all other Loan Documents, of every kind, nature and description, whether direct or indirect, secured or unsecured, joint, several, or joint and several, absolute or contingent, due or to become due, whether by acceleration or otherwise, as the same may be extended, renewed, increased, reduced, refinanced, refunded, amended, modified, supplemented or consolidated from time to time. Without limiting the foregoing, the Guaranteed Obligations shall include the Obligations (as defined in the Credit Agreement) and the liability of the Borrower for the payment of (i) principal, interest, expenses and fees (including counsel fees) chargeable to or due from the Borrower under the Credit Agreement, the Standby Term Loan Note and the other Loan Documents, as the same may be extended, renewed, increased, reduced, refinanced, refunded, amended, modified, supplemented or consolidated form time to time, and (ii) all amounts which would have accrued under the Loan Documents but for the commencement of a case by or against the Borrower under the Bankruptcy Code.

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         2.       (a) The Guarantor hereby absolutely, irrevocably and
unconditionally guarantees, as a primary obligor and not merely as a surety, the due and punctual payment in full to the Lender of all existing and future Guaranteed Obligations when due, at maturity, by acceleration, demand, prepayment or otherwise, and at all times thereafter. This Guaranty is a guaranty of payment and not merely collection. The Guarantor acknowledges that its liability hereunder is absolute and unconditional and agrees to make payment to the Lender even if the Guaranteed Obligations are for any reason invalid, irregular or unenforceable.

                  (b) The Guarantor acknowledges that valuable consideration supports this Guaranty, including, without limitation, the consideration set forth in the recitals above as well as any commitment to lend, extension of credit or other financial accommodation, whether heretofore or hereafter made by the Lender to the Borrower, any extension, renewal or replacement of any of the Guaranteed Obligations or any forbearance with respect to any of the Guaranteed Obligations or otherwise.

                  (c) The Guarantor agrees that all payments under this Guaranty shall be made in United States currency and in the same manner as provided for in the Guaranteed Obligations.

                  (d) The Guarantor also guarantees the full, prompt and unconditional performance of all obligations and agreements of every kind owed or hereafter to be owed by the Borrower to the Lender under or in connection with the Credit Agreement or any of the other Loan Documents. Every provision for the benefit of the Lender contained in this Guaranty shall apply to the guaranty of performance given in this paragraph.

                  (e) All payments hereunder shall be made free and clear of, and without reduction by reason of, any Taxes which are now or may hereafter be imposed, levied or assessed by any country, political subdivision or taxing authority, all of which will be for the account of and paid by the Guarantor. If for any reason, any such reduction is made or any Taxes are paid by the Lender, the Guarantor will pay to the Lender such additional amounts as may be necessary to ensure that the Lender receive the same net amount (after payment of all Taxes, if applicable) which it would have received had no reduction been made or Taxes paid.

                  (f) If the obligations of the Guarantor under this Guaranty would otherwise be held or determined in any Insolvency Proceeding to be avoidable, invalid or unenforceable on account of the amount of Guarantor's liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall be automatically limited and reduced to the maximum amount which does not result in such invalidity, unenforceability, or avoidability as determined in such Insolvency Proceeding (such highest amount determined hereunder being the "Guarantor's Maximum Liability"), without any further action by Guarantor or the Lender. This Paragraph 2(f) is intended solely to preserve the rights of the Lender to the maximum extent not subject to avoidance under applicable law, and neither the Guarantor nor any other Person shall have any right or claim under this Paragraph 2(f) with respect to the Guarantor's Maximum Liability, except to the extent necessary so that the obligations of the Guarantor hereunder shall not be rendered voidable under applicable law.

         3. The Guarantor agrees that upon the failure of the Borrower to pay all or any portion of the Guaranteed Obligations when due (whether by demand, stated maturity, acceleration or otherwise), the Guarantor will pay, or cause to be paid, to the Lender, in cash, all Guaranteed Obligations then due, without defalcation or offset of any kind, without the Lender being required to pursue any of its rights against the Borrower or against any other Person, including any other guarantor, and without being required to liquidate or realize upon any of the Collateral. In the event of the commencement of a case by or against the Borrower under the Bankruptcy Code, the Lender shall have the right, as to the Guarantor, to declare all Guaranteed Obligations immediately due and payable, whether or not the Lender is able to accelerate the same as against the Borrower. In any right of action accruing to the Lender under this


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Guaranty, the Lender may elect to proceed against (i) the Guarantor only, without first having commenced any action against the Borrower, any other guarantor or surety or any collateral security, (ii) the Guarantor together with the Borrower, or (iii) the Borrower and then the Guarantor, it being specifically understood and agreed that the Lender is not required to enforce any remedies against the Borrower, any other party liable to the Lender for satisfaction of the Guaranteed Obligations or any collateral securing satisfaction of the Guaranteed Obligations, nor is the Lender required to enforce or resort to any remedies with respect to any lien, security interest or encumbrance granted to the Lender as security for satisfaction of the Guaranteed Obligations.

         4. The Guarantor hereby expressly waives any and all notice with respect to (i) acceptance of this Guaranty by the Lender and the Lender's intention to act in reliance upon this Guaranty, (ii) the incurring of the Guaranteed Obligations by the Borrower and the amount, terms and conditions thereof, including without limitation, all future advances made by the Lender to the Borrower from the date hereof, (iii) any past or future defaults in connection with the Guaranteed Obligations, (iv) presentment, demand, dishonor or protest of any kind, (v) failure of any other guarantor or surety to satisfy the Guaranteed Obligations, and (vi) any adverse change in the Borrower's condition or of any other fact which may materially increase the risk of the Guarantor.

         5. The Guarantor expressly agrees that the Lender may, without notice to the Guarantor, deal with the Guaranteed Obligations and any collateral security in connection therewith in such manner as the Lender may deem advisable. The Guarantor further agrees that the Lender may take, or fail to take, from time to time, with or without notice to the Guarantor, any action of any nature whatsoever with respect to the Borrower, the Guaranteed Obligations or any collateral securing satisfaction of the Guaranteed Obligations, and the Guarantor specifically agrees that the Lender may do any of the following without notice to the Guarantor and without in any way affecting the validity or enforceability of this Guaranty: (i) renew, amend, waive, release, surrender, exchange, compromise or settle any of the Guaranteed Obligations or any of the terms of the Guaranteed Obligations, including without limitation, the time for payment of the Guaranteed Obligations, (ii) renew, amend, release or waive any of the provisions of the Guaranteed Obligations, including, without limitation, any terms relating to the interest rate charged to the Borrower, (iii) release, surrender, exchange, substitute or deal with, or abstain from taking advantage of or realizing upon any surety or guarantor or any lien, security interest or encumbrance in favor of the Lender or any other collateral held by the Lender as security for the satisfaction of the Guaranteed Obligations, (iv) settle or compromise any claims of the Lender against the Borrower or any other guarantor or surety, or (v) make any other renewals, extensions, modifications, amendments, postponements, compromises, indulgences, waivers, surrenders, exchanges and releases of any kind or nature with respect to parties, collateral or documents in any way connected with or related to the Guaranteed Obligations. The Guarantor further agrees that this Guaranty remains fully enforceable irrespective of any defenses which the Borrower may assert against the Guaranteed Obligations, including, but not limited to, failure of consideration, breach of warranty, statute of limitations, accord and satisfaction and usury.

         6. The Guarantor further waives (i) any impairment of any collateral securing satisfaction of the Guaranteed Obligations, including, without limitation, failure to perfect, or to maintain the perfection of, any lien or security interest in such collateral, (ii) any right to require the marshaling of the Borrower's assets, (iii) all offsets, counterclaims or other claims against the Lender, (iv) the benefit of all laws now or hereafter in effect in any way limiting or restricting the liability of the Guarantor hereunder, (v) all defenses or circumstances whatsoever to the Guarantor's liability hereunder, including, without limitation, those which might constitute a legal or equitable discharge of a guarantor or surety, but specifically excluding the defense of actual payment, (vi) all right to stay of execution and exemption of property in any action to enforce the liability of the Guarantor hereunder, and (vii) any act or omission by the Lender which changes the scope of the Guarantor's risk. GUARANTOR ACKNOWLEDGES THAT THE PROVISIONS OF THIS PARAGRAPH CONSTITUTE A WAIVER BY GUARANTOR OF DEFENSES WHICH GUARANTOR MAY OTHERWISE HAVE BEEN ABLE


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TO ASSERT AGAINST THE OBLIGATIONS OF GUARANTOR UNDER THIS GUARANTY AND THEREFORE
GUARANTOR WILL NOT BE ABLE TO ASSERT SUCH DEFENSES AGAINST PERFORMANCE OF ITS OBLIGATIONS UNDER THIS GUARANTY.

         7. In addition to all other liability of the Guarantor hereunder, the Guarantor agrees to pay on demand all costs and reasonable expenses (including reasonable counsel fees) which may be incurred by the Lender in the enforcement of the Guaranteed Obligations or the liability of the Guarantor hereunder, including, without limitation, all costs and reasonable expenses of the Lender in connection with or incident to actions taken by or on behalf of the Lender in connection with a case under the Bankruptcy Code or any similar law now or hereafter in effect. No delay in making demand on the Guarantor for performance of the Guarantor's obligations under this Guaranty shall prejudice the right of the Lender to enforce such performance or payment.

         8. Until the Guaranteed Obligations have been fully and indefeasibly paid and satisfied in full, the Guarantor (i) waives any legal or equitable rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which the Guarantor may now or hereafter have against the Borrower or any other person directly or contingently liable for the Guaranteed Obligations or against or with respect to the Borrower's assets or properties (including, without limitation, property securing the Guaranteed Obligations), and (ii) may not exercise any right to enforce any remedy the Guarantor now has or may hereafter have against the Borrower or any other guarantor of the Guaranteed Obligations.

         9. As security for prompt and full satisfaction of the Guarantor's obligations hereunder, (i) Guarantor has executed and delivered to the Lender a Security Agreement of even date herewith granting to the Lender a lien on and security in all of Guarantor's properties and assets, and (ii) Guarantor hereby pledges to the Lender, and grants to the Lender a security interest in and a right of set-off against all monies, deposits and other property of any kind owned by the Guarantor or in which the Guarantor now or hereafter has an interest and which shall be in the possession of or control of the Lender at any time for any reason whatsoever, including, without limitation, all deposit accounts (general or special, time or demand, provisional or final) at any time maintained by the Guarantor with the Lender; such lien and security interest shall be independent of any right of set-off which the Lender may have, and in the event the Guarantor shall not pay to the Lender any amounts when due hereunder, the Lender may set-off and apply against the Guarantor's liabilities hereunder all amounts owed by the Lender to the Guarantor which are or may be in the possession of the Lender.

         10. (a) Guarantor represents and warrants to the Lender as follows:

                  (i) Guarantor (A) is a limited partnership duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has been duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification; (B) has the requisite partnership power and authority, as applicable, and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease and to conduct its business as now, heretofore and proposed to be conducted; (C) has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all Authorities having jurisdiction, to the extent required for such ownership, operation and conduct; (D) is in compliance with its certificate of limited partnership and limited partnership agreement; and (E) is in compliance with all applicable provisions of law;

                  (ii) Guarantor has full power, authority and legal right to enter into this Guaranty and the other Loan Documents to which it is a party. The execution, delivery and performance by Guarantor of this Guaranty and such other Loan Documents to which it is a party: (A) have been duly authorized by all necessary action on the part of such


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         Guarantor; (B) are not in contravention of the terms of Guarantor's certificate of limited partnership or limited partnership agreement or of any indenture, agreement or undertaking to which Guarantor is a party or by which Guarantor or any of its property is bound; (C) do not and will not require any consent of, registration with or approval of any Authority or the consent of any other Person that has not been obtained or made, as applicable; (D) do not and will not contravene any contractual or governmental restriction to which Guarantor or any of its property may be subject; and (E) do not and will not, except as contemplated herein, result in the imposition of any Lien upon any property of Guarantor under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which Guarantor is a party or by which Guarantor or any of its property may be bound or affected. Guarantor has the full partnership authority to own or lease and operate its property and to conduct the business in which it is currently engaged and in which it proposes to engage;

                  (iii) This Guaranty and all of the other Loan Documents to which Guarantor is a party have been duly executed and delivered by Guarantor, are the legal, valid and binding obligations of Guarantor and are enforceable against Guarantor in accordance with their terms;

                  (iv) The execution and delivery by Guarantor of this Guaranty and all of the other Loan Documents to which it is a party and the performance by Guarantor of its obligations hereunder and thereunder are not in contravention of any order applicable to Guarantor or, to Guarantor's best knowledge, any laws, regulations or ordinances applicable to Guarantor. Guarantor is in compliance with all applicable laws, orders, regulations and ordinances of all federal, foreign, state and local governmental authorities relating to the business operations and the property of Guarantor;

                  (v) This Guaranty and the representations and warranties of Guarantor in any other Loan Document delivered or to be delivered by Guarantor, do not and will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading; and

                  (vi) Guarantor has adequate means to obtain from the Borrower on a continuing basis information concerning the financial condition of the Borrower, and Guarantor is not relying on the Lender to provide such information to Guarantor now or in the future.

                  (b) All representations and warranties contained in this Guaranty or any of the other Loan Documents to which Guarantor is a party shall survive the execution and delivery of this Guaranty and the termination hereof.

         11. Guarantor covenants that until this Guaranty has been terminated as provided for in Paragraph 14 below,

                  (i) Guarantor will: (A) do or cause to be done all things necessary to preserve and keep in full force and effect its lawful existence as a limited partnership; and (B) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder;

                  (ii) Guarantor will comply in all material respects with all federal, state, local and foreign laws and regulations applicable to it;


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                  (iii) Except with the prior written consent of the Lender, such consent not to be unreasonably withheld, Guarantor will not: (A) merge or consolidate, or otherwise combine, with any Person, (B) amend its certificate of limited partnership or limited partnership agreement in any material respect, (C) sell, transfer, convey, assign or otherwise dispose of (other than to the Borrower) any of the Collateral owned by it other than in the ordinary course of business, or any of its other assets if Guarantor's obligation or ability to pay the Guaranteed Obligations could reasonably be expected to be adversely affected by the proposed action, (D) execute any agreements or contracts other than those entered into in the ordinary course of business and not otherwise prohibited by this Guaranty or the other Loan Documents, (E) change its fiscal year, or (F) accept or retain any loans, dividends or other payments of any kind from the Borrower in violation of the terms of the Credit Agreement or any of the other Loan Documents. The Lender's consent shall be deemed to have been reasonably withheld if the Lender has reasonably determined that the Guarantor's obligation or ability to pay the Guaranteed Obligations would be adversely affected by the proposed action;

                  (iv) Guarantor will not enter into any indenture, agreement, instruments or other arrangement which, (i) directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the incurrence of the obligations of Guarantor hereunder, or (ii) contains any provisions which would be violated or breached by the performance by Guarantor of its obligations hereunder;

                  (v) Guarantor will open and maintain its primary operating and deposit accounts with the Lender; and

                  (vi) The provisions of Articles VI and VII of the Credit Agreement are incorporated herein by reference (together with all related definitions and cross-references), insofar as such provisions relate to Guarantor, including, without limitation, Section 7.01(a) and
         (b) thereof, and Guarantor hereby covenants to the Lender as provided therein. Guarantor will perform, comply with and be bound by all of the terms and conditions set forth in the Credit Agreement which relate to Guarantor including, without limitation, delivery of financial statements, with such terms and conditions being incorporated in this Guaranty by reference. GUARANTOR FURTHER COVENANTS AND AGREES THAT IT WILL NOT DIRECTLY OR INDIRECTLY TAKE OR AGREE TO TAKE, OR OMIT OR AGREE TO OMIT TO TAKE, OR CONSENT TO THE TAKING OF, ANY ACTION WHICH WILL RESULT IN THE BORROWER BEING IN VIOLATION OF ANY OF THE PROVISIONS OF THE GUARANTEED OBLIGATIONS;

         12. If any one or more of the provisions contained in this Guaranty shall for any reason be held to be invalid, illegal or unenforceable in any respect, such holding shall not affect any other provision of this Guaranty, but this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         13. No failure or delay on the part of the Lender to exercise any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. Failure by the Lender to insist upon strict performance hereof shall not constitute a relinquishment of its right to demand strict performance at another time. If the Lender retains counsel to enforce the provisions of this Guaranty, Guarantor agrees to reimburse the Lender upon demand for the expenses, costs and reasonable fees of such counsel incurred in connection therewith.

         14. This Guaranty shall continue in force and effect until the full, final and irrevocable payment of the Guaranteed Obligations and termination of any commitment by the Lender to make any


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further loans or advances to the Borrower. If the Lender receives any payment or payments which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under the Bankruptcy Code or any other state or federal law, common law or equitable doctrine, then to the extent of any sum not finally retained by the Lender, Guarantor's obligations to the Lender shall be reinstated and this Guaranty, and any security therefor, shall remain in full force and effect (or be reinstated) until payment shall have been made to the Lender, notwithstanding termination of this Guaranty or the cancellation of any note, instrument or agreement evidencing the Guaranteed Obligations, and such payment shall be due on demand by the Lender. If any action or proceeding seeking such repayment is pending or, in the Lender's sole judgment, threatened, this Guaranty and any security therefor shall remain in full force and effect notwithstanding that the Borrower may not be obligated to the Lender.

         15. This Guaranty is freely assignable and transferable by the Lender upon the assignment and transfer of the Guaranteed Obligations. The duties and obligations of Guarantor may not be delegated or transferred by Guarantor without the prior written consent of the Lender. This Guaranty shall bind Guarantor and its permitted successors and assigns and shall inure to the benefit of Lender and its successors and assigns. All references herein to the Borrower shall be deemed to include its successors and assigns including, without limitation, a receiver, trustee or debtor in possession of or for Borrower. This Guaranty is subject to modification only by a writing signed by the Lender and Guarantor and cannot be changed orally.

         16. Guarantor consents to the commencement and maintenance of any action or proceeding against it in any court within the Commonwealth of Pennsylvania or in the United States District Court for the Western District of Pennsylvania, and Guarantor further consents to service of process in any such action by the mailing of copies of such process to Guarantor at the address specified in this Guaranty for delivery of notice to Guarantor. Guarantor agrees that the courts of the Commonwealth of Pennsylvania and the United States District Court for the Western District of Pennsylvania shall have exclusive jurisdiction for any action or proceeding commenced by or through it with respect to this Guaranty and hereby waives any claim that Allegheny County, Pennsylvania is an inconvenient forum and that any action or proceeding arising out of or relating to this Guaranty and commenced in any state or federal courts sitting in Allegheny County, Pennsylvania lacks proper venue.

         17. Guarantor has unconditionally delivered this Guaranty, and failure of any other party to sign any suretyship agreement or other agreement shall not discharge the liability of Guarantor. The unconditional liability of Guarantor applies whether Guarantor is liable for the entire amount of the Guaranteed Obligations or for only a portion thereof.

         18. This Guaranty and the other Loan Documents to which Guarantor is a party embody the entire agreement between Guarantor and the Lender with respect to the subject matter hereof and supersedes any and all prior or contemporaneous oral or written understandings, negotiations or communications on behalf of such parties. No course of dealing, course of performance or trade usage, and no parol evidence of any nature shall be used to supplement or modify any of the terms hereof.

         19. This Guaranty is intended to take effect as a document under seal and shall be deemed made under and governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania in all respects without giving effect to its conflict of laws principles, including matters of construction, performance and enforcement except to the extent the procedural laws of another jurisdiction shall apply to any action commenced by the Lender with respect to the remedies of the Lender under this Guaranty or otherwise. Guarantor acknowledges that the agreement to be governed by the laws of the Commonwealth of Pennsylvania is not for the purpose of avoiding the law or public policy of another jurisdiction, but rather is a negotiated term in this commercial transaction and is based upon a reasonable relation to the Commonwealth of Pennsylvania.


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         20. Any notice or consent required or permitted by this Guaranty shall be in writing and shall be delivered in person, by facsimile transmission, by certified mail, postage prepaid, return receipt requested or by telegraph, to the addresses set forth on Schedule One attached hereto, unless such address is changed by written notice hereunder. All notices shall be deemed effective when delivered in person, on the day of facsimile transmission (subject to confirmation), when received by registered or certified mail or when refused or unclaimed by the addressee, whichever the case may be.

         21. GUARANTOR ACKNOWLEDGES THAT, PRIOR TO SIGNING THIS GUARANTY, GUARANTOR WAS GIVEN AN OPPORTUNITY TO READ IT, CAREFULLY EVALUATE IT AND ASK QUESTIONS ABOUT IT. GUARANTOR FURTHER ACKNOWLEDGES THAT GUARANTOR WAS GIVEN THE RIGHT AND OPPORTUNITY TO HAVE THIS GUARANTY REVIEWED BY AN ATTORNEY OF ITS CHOOSING AND THE LENDER WAS PREPARED TO GIVE GUARANTOR A REASONABLE PERIOD OF TIME TO DO SO IF GUARANTOR SO DESIRED.

         22. THE LENDER AND GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO DEMAND A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREIN. FURTHER, GUARANTOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OF THE LENDER OR THE LENDER'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT, IN THE EVENT OF SUCH LITIGATION, THE LENDER WOULD NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. GUARANTOR FURTHER ACKNOWLEDGES THAT THE LENDER HAS BEEN OR WILL BE INDUCED TO MAKE THE LOAN BY, INTER ALIA, THE PROVISIONS OF THIS PARAGRAPH.

         23. The following paragraph sets forth a warrant of authority for an attorney to confess judgment against Guarantor. In granting this warrant to confess judgment against Guarantor, Guarantor hereby knowingly, intentionally, voluntarily and unconditionally waives any and all rights Guarantor has or may have to prior notice and an opportunity for hearing:

         THE GUARANTOR UNCONDITIONALLY AND IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ANY PROTHONOTARY, CLERK OF COURT OR COURT OF RECORD, AS ATTORNEY FOR GUARANTOR, TO APPEAR FOR GUARANTOR IN SUCH COURT AT ANY TIME AFTER THE GUARANTOR'S FAILURE TO PAY ANY OF THE GUARANTEED OBLIGATIONS WHEN DUE AND CONFESS JUDGMENT AGAINST GUARANTOR IN FAVOR OF THE LENDER, AND ITS SUCCESSORS AND ASSIGNS, FOR ALL OR ANY PORTION OF THE OUTSTANDING GUARANTEED OBLIGATIONS, TOGETHER WITH UNPAID INTEREST, COSTS OF SUIT AND ATTORNEYS' FEES ADDED FOR COLLECTION IN AN AMOUNT EQUAL TO THE GREATER OF TEN PERCENT (10%) OF THE UNPAID PRINCIPAL BALANCE OF THE GUARANTEED OBLIGATIONS OR $5,000, OR AS OTHERWISE PERMITTED BY LAW. GUARANTOR ALSO RELEASES ALL ERRORS, AND TO THE EXTENT PERMITTED BY LAW, WAIVES AND RELEASES ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAW OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. IF A COPY OF THIS GUARANTY, VERIFIED BY AFFIDAVIT OF THE LENDER OR SOMEONE ON BEHALF OF THE LENDER, SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE AN ORIGINAL OF THIS GUARANTY AS A WARRANT OF ATTORNEY. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST GUARANTOR SHALL NOT BE EXHAUSTED BY THE INITIAL EXERCISE THEREOF OR BY ANY IMPERFECT EXERCISE THEREOF AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO; THE AUTHORITY AND POWER MAY BE EXERCISED ON ONE OR MORE OCCASIONS, FROM TIME TO TIME, IN THE SAME


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


OR DIFFERENT JURISDICTIONS, AS OFTEN AS THE LENDER SHALL DEEM NECESSARY OR DESIRABLE, FOR ALL OF WHICH THIS GUARANTY OR A VERIFIED COPY HEREOF SHALL BE A SUFFICIENT WARRANT. TO THE EXTENT PERMITTED BY LAW, INTEREST SHALL ACCRUE ON ANY UNPAID JUDGMENT AT THE RATE OF INTEREST WHICH WOULD ACCRUE ON THE STANDBY TERM LOAN UPON THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER THE CREDIT AGREEMENT.

         IN WITNESS WHEREOF, the Guarantor, with the intent to be legally bound, has executed this Guaranty and Suretyship Agreement the day and year first above written.


WITNESS:                               SUPERIOR WELL SERVICES, LTD.
                                       By:  BUFFALO VALLEY REAL ESTATE COMPANY,
                                            its sole general partner


/s/ MARK KARENCHAK                          By: /s/ ELMER A. SNYDER
----------------------------                    --------------------------------
                                            Title:
                                                  ------------------------------

                                  SCHEDULE ONE

                                     NOTICES



If to the Guarantor:






If to the Lender:                           With copy to:

Citizens Bank of Pennsylvania               David S. Horvitz, Esquire
525 William Penn Place                      Metz Lewis, LLC
Pittsburgh, PA 15219                        11 Stanwix Street, 18th Floor
Attn: James Nickel, Vice President          Pittsburgh, PA 15222
Telecopy No.: (412) 552-6308                Telecopy No.: (412) 918-1199


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